AMERICAN AADVANTAGE SELECT FUNDS

Supplement Dated June 30, 2004 to the Prospectus Dated March 1, 2004

To clarify the Funds' cutoff time for redemption requests, the paragraph under Redemption Policies on page 15 is hereby replaced with the following:

     Shares of each Fund may be redeemed by telephone or mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 3:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). Wire proceeds from redemption requests received by this time are generally transmitted to shareholders on the same day. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. For assistance with completing a redemption request, please call
     (800) 231-4252.